Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman Emerging Markets Debt Fund

Supplement to the Summary Prospectuses, Prospectuses, and Statement of Additional Information, each dated February 28, 2025, as may be amended and supplemented

The Board of Trustees of the Income Funds approved the conversion of the Neuberger Berman Emerging Markets Debt Fund (the “Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “ETF”) (the “Conversion”).
The Conversion will be effected through the reorganization of the Mutual Fund into the ETF.
After the Conversion, it is anticipated that the ETF will continue to invest in emerging markets debt securities utilizing a different principal investment strategy than the Mutual Fund but will continue to be managed by the same key members of the portfolio management team.  While the ETF will not utilize all the same members of the Mutual Fund’s portfolio management team, it will continue to have the same investment adviser and sub-adviser as the Mutual Fund.  More information regarding these changes will be provided to shareholders of the Mutual Fund in a combined information statement/prospectus.
It is anticipated that, prior to the Conversion, Class A and Class C shares of the Mutual Fund will be converted into Institutional Class shares. It is expected that Institutional Class shares of the Mutual Fund will remain open to new purchases until shortly before its Conversion.
The ETF will not commence investment operations prior to the Conversion and the ETF’s shares are not currently being offered to the public, nor have they been approved for listing on any exchange. It is anticipated that the Conversion will occur during third quarter of 2025.
Prior to the Conversion, existing shareholders of the Mutual Fund will receive a combined information statement/prospectus describing in detail both the Conversion and the ETF involved in the Conversion. It is anticipated that the Conversion will not require shareholder approval. After the Conversion, it is anticipated that the ETF’s shares will be offered to the public and traded on an exchange.
It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Conversion.
Effective March 27, 2025, Rule 12b-1 fees on all applicable share classes for the Mutual Fund are waived.

The date of this supplement is March 31, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com